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                                                               EXHIBIT 24(a)


                              POWER OF ATTORNEY

         Each undersigned director and/or officer of Solutia Inc. (the "Company"), a Delaware corporation, does hereby appoint Jeffry N. Quinn, Karen L. Knopf and Mary B. Cody, each of them with full power to act without the others, as true and lawful attorneys-in-fact, to sign on his or her behalf (a) the Annual Report on Form 10-K and any Amendments thereto to be filed with the Securities and Exchange Commission (the "Commission") under the Securities Exchange Act of 1934; (b) any amendments to Registration Statements Nos. 333-75812, 333-89818, and 333-99705, all on Form S-3, which have previously been filed with the Commission under the Securities Act of 1933 (the "Securities Act"), covering the registration of securities of the Company and guarantees of certain of the Company's subsidiaries; (c) any amendments to Registration Statements Nos. 333-34561, 333-34587, 333-34589, 333-34591, 333-34593, 333-34683, 333-35689, 333-47911, 333-51081, 333-74463,
333-74465, 333-32112, and 333-39972, all on Form S-8, which have previously been filed with the Commission under the Securities Act, covering the registration of securities of the Company; and (d) any Registration Statement on Form S-8 and any amendments thereto to be filed with the Commission under the Securities Act, covering the registration of additional securities of the Company to be issued under the Solutia Inc. 2003 Non-Employee Director Compensation Plan; giving and granting unto those attorneys full power and authority to do and perform such actions as fully as he or she might have done or could do if personally present and executing any of said documents.

         IN WITNESS WHEREOF, each undersigned director and/or officer has signed this Power of Attorney as of this 26th day of February, 2003.

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
/s/ John C. Hunter III                                      /s/ Robert A. Clausen
--------------------------------------                      -----------------------------------------
John C. Hunter III, Director, Chairman                      Robert A. Clausen, Director,
of the Board, Chief Executive Officer,                      Vice Chairman,
and President (Principal Executive                          Chief Administrative Officer and
Officer)                                                    Chief Financial Officer
                                                            (Principal Financial Officer)

/s/ Paul Donovan                                            /s/ James M. Sullivan
--------------------------------------                      -----------------------------------------
Paul Donovan, Director                                      James M. Sullivan, Vice President and
                                                            Controller (Principal Accounting Officer)

/s/ Paul H. Hatfield                                        /s/ J. Patrick Mulcahy
--------------------------------------                      -----------------------------------------
Paul H. Hatfield, Director                                  J. Patrick Mulcahy,  Director


/s/ Robert H. Jenkins                                       /s/ Sally G. Narodick
--------------------------------------                      -----------------------------------------
Robert H. Jenkins, Director                                 Sally G. Narodick, Director


/s/ Philip R. Lochner, Jr.                                  /s/ William D. Ruckelshaus
--------------------------------------                      -----------------------------------------
Philip R. Lochner, Jr., Director                            William D. Ruckelshaus, Director


/s/ Frank A. Metz, Jr.                                      /s/ John B. Slaughter
--------------------------------------                      -----------------------------------------
Frank A. Metz, Jr., Director                                John B. Slaughter, Director
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